Exhibit E
                                                                  ---------

                                JOINT FILING AGREEMENT


               In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including exhibits thereto) with respect to the acquisition of, or the right to acquire, the common stock of Greentree Software, Inc., a New York corporation. This Agreement shall be included as an Exhibit to such joint filing. In evidence thereof, each of the undersigned, being duly authorized, hereby executes this Agreement as of this 27th day of April, 1998.

               Each person whose signature appears below hereby constitutes and appoints Rockefeller & Co., Inc. as his or its true and lawful attorney-in-fact and agent, with full power and authority, including power of substitution and resubstitution, and in his or its name, place and stead in any and all capacities, to execute in the name of each such person, and to file, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, any and all amendments to this Statement on Schedule 13D as such attorney-in-fact and agent, or its substitutes, executing such amendments deem necessary or advisable to enable each person whose signature appears below to comply with the Securities Exchange Act of 1934 and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, granting to said attorney-in-fact, agents and substitutes full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact, agents or substitutes, or any of them separately, may lawfully do or cause to be done by virtue thereof.

                                         L-R GLOBAL PARTNERS, L.P.

                                         By: L-R Managers, LLC,
                                             General Partner

                                             By:   /s/ J. Murray Logan
                                                  ----------------------
                                                  Name:  J. Murray Logan
                                                  Title: Investment Manager



                         [Signatures continue on next page.]

                                         L-R MANAGERS, LLC, AS GENERAL
                                         PARTNER OF L-R GLOBAL PARTNERS,
                                         L.P.

                                         By:  /s/ J. Murray Logan
                                             ------------------------
                                             Name:  J. Murray Logan
                                             Title:  Investment Manager


                                         J. MURRAY LOGAN, AS A MEMBER OF
                                         L-R MANAGERS, LLC AND IN HIS
                                         INDIVIDUAL CAPACITY

                                            /s/ J. Murray Logan
                                         -----------------------------

                                         ROCKEFELLER & CO., INC., AS A
                                         MEMBER OF L-R MANAGERS, LLC

                                         By:  /s/ David A. Strawbridge
                                             ---------------------------
                                             Name:  David A. Strawbridge
                                             Title:  Vice President

                                         ROCKEFELLER FINANCIAL SERVICES,
                                         INC., AS SOLE SHAREHOLDER OF
                                         ROCKEFELLER & CO., INC.

                                         By:  /s/ John T. Leyden
                                             ----------------------
                                             Name:  John T. Leyden
                                             Title:  Vice President